UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2004


                                  PACEL Corp.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Virginia                     000-29459                54-1712558
----------------------------       ----------------       ----------------------
(State or other jurisdiction       (Commission            (IRS Employer
   of incorporation)                   file number)          Identification No.)


10108 Industrial Drive
Pineville, North Carolina                                      28134
----------------------------------------                ------------------------
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (704) 643-0676


                                       N/A
          -----------------------------------------------------------
         (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events

On September 23, 2004, Pacel Corp issued a press release announcing that it had executed all agreements necessary to acquire certain assets of Rossar HR LLC d/b/a YourStaff Solutions(TM) (YourStaff Solutions(TM)), a Pennsylvanian limited liability company. The press release is attached as exhibit 99.1 and incorporated therein by reference stated that Pacel Corp will manage the business affairs and operations of YourStaff Solutions(TM) until December 31, 2004. Effective January 1, 2005, certain assets of YourStaff Solutions(TM) will then transfer to Pacel Corp.


ITEM 9.01         Financial Statements and Exhibits

(c) Exhibits

Exhibit #       Description
-----------     ------------------------------------------

22.1            Pacel Corp Press Release dated September 23, 2004.

----------------

* Filed herewith.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   PACEL Corp.
          -----------------------------------------------------------
                                  (Registrant)



Date:    September 29, 2004

                            By:     /s/ Gary Musselman
                              ----------------------------------------------
                              Gary Musselman, President, CEO and CFO